Exhibit 10.14

FIRST AMENDMENT TO JUNIOR CREDIT AGREEMENT

This FIRST AMENDMENT TO JUNIOR CREDIT AGREEMENT (this “Amendment”) is dated as of August 14, 2013, and is entered into by and among Plexus Fund II, L.P., as Administrative Agent for the lenders (“Lenders”) party to the Credit Agreement (as defined below) (in such capacity, together with its permitted successors and assigns in such capacity, “Administrative Agent”), the Lenders, RMG Networks Holding Corporation, a Delaware corporation formerly known as SCG Financial Acquisition Corp. (“RMG Parent”), the direct and indirect domestic Subsidiaries of RMG Parent listed on the signature pages hereto as “Borrowers” (together with RMG Parent, collectively, “Borrowers”) and the other direct and indirect domestic Subsidiaries of RMG Parent listed on the signature pages hereto as “Guarantors” (collectively, “Guarantors” and together with Borrowers, collectively, “Loan Parties”).

W I T N E S S E T H:

WHEREAS, the Loan Parties, Administrative Agent and the Lenders signatory thereto from time to time are parties to that certain Junior Credit Agreement dated as of April 19, 2013 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”; capitalized terms used but not defined herein have the definitions provided therefor in the Credit Agreement);

WHEREAS, the Borrowers have requested that Administrative Agent and the Lenders agree to amend the Credit Agreement as provided herewith; and

WHEREAS, Administrative Agent and the undersigned Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Amendments. Subject to the satisfaction of the applicable conditions set forth in Section 2 below, and in reliance on the representations and warranties set forth in Section 3 below, Administrative Agent and the undersigned Lenders hereby agree that, effective as of June 29, 2013, the Credit Agreement shall be, and hereby is, amended to delete from each of Sections 6.03(a), 6.03(b), 6.03(c) and Section 6.03(d) each covenant testing period ending on each of June 30, 2013 and September 30, 2013 (it being understood, for purposes of clarification, that such deletion shall apply only to covenant testing periods ending on each of June 30, 2013 and September 30, 2013, and shall have no applicability to any other testing periods that include, but do not end on, June 30, 2013 and/or September 30, 2013).

2.     Conditions to Effectiveness. The effectiveness of Section 1 of this Amendment is subject to the following conditions precedent:

(a)     Administrative Agent shall have received a copy of this Amendment executed by each Loan Party and Lenders constituting Required Lenders;

(b)     Administrative Agent shall have received a fully executed copy of an amendment to the Senior Credit Agreement in the form of Exhibit A hereto;

(c)     after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

(d)     Administrative Agent shall have received evidence satisfactory to the Administrative Agent that RMG Parent shall have received an additional $40,000,000 in gross equity proceeds.

3.     Representations and Warranties. To induce Administrative Agent and the undersigned Lenders to enter into this Amendment, each Loan Party represents and warrants to Administrative Agent and Lenders that:

(a)     the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Loan Party and this Amendment has been duly executed and delivered by such Loan Party;

(b)     each representation and warranty contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof (except to the extent that any such representation or warranty speaks to an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date); and

(c)     after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.     Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.     References. Any reference to the Credit Agreement contained in any document, instrument or Loan Document executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

6.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier or pdf shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier or pdf shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7.     Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

8.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York applicable to contracts made and to be performed in the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

RMG NETWORKS HOLDING CORPORATION, f/k/a SCG Financial Acquisition Corp., as a Borrower

By: /s/ Garry K. McGuire
Name: Garry McGuire
Title: CEO

SCG FINANCIAL MERGER I CORP., as a Borrower

By: /s/ Garry K. McGuire
Name: Garry McGuire
Title: CEO

RMG NETWORKS HOLDINGS, INC., f/k/a Reach Media Group Holdings, Inc., as a Borrower

By: /s/ Garry K. McGuire
Name: Garry McGuire
Title: CEO

RMG NETWORKS, INC., as a Borrower

By: /s/ Garry K. McGuire
Name: Garry McGuire
Title: CEO

SYMON HOLDINGS CORPORATION, as a Borrower

By: /s/ William Cole
Name: William Cole
Title: CFO

SYMON COMMUNICATIONS, INC., as a Borrower

By: /s/ William Cole
Name: William Cole
Title: CFO

GUARANTORS:

RMG MEDIA NETWORKS, INC., a Delaware corporation

By: /s/ Garry K. McGuire
Name: Garry McGuire
Title: CEO

EMN ACQUISITION CORPORATION, a Delaware corporation

By: /s/ Garry K. McGuire
Name: Garry McGuire
Title: CEO

EXECUTIVE MEDIA NETWORK, INC., a New York corporation

By: /s/ Garry K. McGuire
Name: Garry McGuire
Title: CEO

CORPORATE IMAGE MEDIA, INC., a New York corporation

By: /s/ Garry K. McGuire
Name: Garry McGuire
Title: CEO

PROPHET MEDIA LLC, a New York limited liability company

By: /s/ Garry K. McGuire
Name: Garry McGuire
Title: CEO

SYMON LV, LLC, a Nevada limited liability company

By: /s/ William Cole
Name: William Cole
Title: CFO

ADMINISTRATIVE AGENT AND LENDERS:

PLEXUS FUND II, L.P., as Administrative Agent and as a Lender

By: /s/ Will Anders
Name: Will Anders
Title: Manager

Exhibit A

Amendment to Senior Credit Agreement

[See Attached]